                                                                                            Exhibit 10.131

                                           EMPLOYMENT AGREEMENT

                  This  EMPLOYMENT  AGREEMENT,  dated as of February 15, 2001, is by and between EDWARD M.
CONNOR, M.D. (the "Employee") and MEDIMMUNE, INC., a Delaware corporation (the "Company").
                  The Company and the Employee hereby agree as follows:
                  1.       Employment.  The Company hereby employs the Employee,  and the Employee  hereby
                           ----------
accepts employment by the Company, upon the terms and conditions hereinafter set forth.
                  2.       Term.  Subject to the  provisions for earlier  termination as herein  provided,
                           ----
the employment of the Employee  hereunder will be for the period  commencing on the date hereof and ending on October 31,  2002.  Such period may be  extended,  with the  consent of the  Employee,  for one or more one-year  periods by  resolution  adopted  by the  Compensation  and Stock  Committee  (the  "Compensation
Committee")  of the Board of  Directors  of the  Company  (the  "Board").  The  period  of the  Employee's employment  under this  Agreement,  as it may be  terminated  or  extended  from time to time as  provided herein, is referred to hereafter as the "Employment Period."
                  3.       Duties and  Responsibilities.  The Employee  will be employed by the Company in
                           ----------------------------
the  position  set  forth  on  Annex A, a copy of which is  attached  hereto  and the  terms of which  are incorporated  herein by reference.  The Employee will faithfully  perform the duties and  responsibilities of such office, as they may be assigned from time to time by the Board or the Board's designee.

                  4.       Time to be Devoted to  Employment.  Except for vacation in accordance  with the
                           ---------------------------------
Company's  policy in effect from time to time and absences due to temporary  illness,  the Employee  shall devote full time,  attention  and energy  during the  Employment  Period to the  business of the  Company.
During the Employment  Period,  the Employee will not be engaged in any other business  activity which, in the  reasonable  judgment  of the  Board or its  designee,  conflicts  with  the  duties  of the  Employee hereunder, whether or not such activity is pursued for gain, profit or other pecuniary advantage.
                  5.       Compensation; Reimbursement.
                           ---------------------------
                  (a)      Base Salary.  The Company  (or, at the  Company's  option,  any  subsidiary  or
                           -----------
affiliate  thereof)  will pay to the Employee an annual base salary of not less than the amount  specified as the  Initial  Base  Salary on Annex A,  payable  semi-monthly.  The  Employee's  base  salary  shall be reviewed  annually by the  Compensation  Committee and shall be subject to increase at the option and sole discretion of the Compensation Committee.
                  (b)      Bonus.  The Employee  shall be eligible to receive,  at the sole  discretion of
                           -----
the Compensation  Committee,  an annual cash bonus based on  pre-determined  performance  standards of the
Company.
                  (c)      Benefits;  Stock Options.  In addition to the salary and cash bonus referred to
                           ------------------------
above,  the Employee  shall be entitled  during the  Employment  Period to  participate  in such  employee benefit  plans or programs of the  Company,  and shall be entitled to such other fringe  benefits,  as are from time to time made  available  by the Company  generally  to  employees  of the  Employee's  position, tenure,  salary, age, health and other  qualifications.  Without limiting the generality of the foregoing, the Employee  shall be eligible for such awards,  if any,  under the Company's  stock option plan as shall be granted to the  Employee  by the  Compensation  Committee  or other  appropriate  designee of the Board acting in its sole  discretion.  The Employee  acknowledges and agrees that the Company does not guarantee the adoption or  continuance of any  particular  employee  benefit plan or program or other fringe benefit during the  Employment  Period,  and  participation  by the Employee in any such plan or program  shall be subject to the rules and regulations applicable thereto.
                  (d)      Expenses.  The Company will  reimburse  the Employee,  in  accordance  with the
                           --------
practices  in effect  from time to time for other  officers or staff  personnel  of the  Company,  for all reasonable and necessary  traveling  expenses and other  disbursements  incurred by the Employee for or on behalf of the Company in the  performance of the Employee's  duties  hereunder,  upon  presentation by the
Employee to the Company of appropriate vouchers.
                  6.       Death;  Disability.  If the Employee  dies or is  incapacitated  or disabled by
                           ------------------
accident,  sickness or  otherwise,  so as to render the  Employee  mentally  or  physically  incapable  of performing  the services  required to be performed by the Employee  under this Agreement for a period that would entitle the Employee to qualify for long-term  disability benefits under the Company's  then-current long-term  disability  insurance  program  or,  in the  absence  of such a  program,  for a  period  of 90 consecutive  days or longer (such condition being herein referred to as a  "Disability"),  then (i) in the case of the Employee's  death,  the Employee's  employment shall be deemed to terminate on the date of the
Employee's  death or (ii) in the case of a  Disability,  the Company,  at its option,  may  terminate  the employment  of the Employee  under this  Agreement  immediately  upon giving the  Employee  notice to that effect.  Disability  shall  be  determined  by the  Board  or the  Board's  designee.  In  the  case  of a
Disability,  until the Company shall have  terminated  the Employee's  employment  hereunder in accordance with the  foregoing,  the  Employee  shall  be  entitled  to  receive  compensation  provided  for  herein notwithstanding any such physical or mental disability.
                  7.       Termination  For Cause.  The Company  may,  with the  approval of a majority of
                           ----------------------
the Board,  terminate the employment of the Employee  hereunder at any time during the  Employment  Period for "cause" (such termination  being hereinafter  called a "Termination for Cause") by giving the Employee notice of such termination,  upon the giving of which such termination will take effect  immediately.  For purposes of this  Agreement,  "cause" means (i) the Employee's  willful and substantial  misconduct,  (ii)
the  Employee's  repeated,  after  written  notice from the  Company,  neglect of duties or failure to act which can  reasonably  be expected  to affect  materially  and  adversely  the  business or affairs of the
Company or any  subsidiary  or  affiliate  thereof,  (iii) the  Employee's  material  breach of any of the agreements  contained  in  Sections  13, 14 or 15  hereof,  (iv) the  commission  by the  Employee  of any material  fraudulent  act with  respect to the business  and affairs of the Company or any  subsidiary  or affiliate  thereof  or  (v)  the  Employee's  conviction  of (or  plea  of  nolo  contendere  to) a  crime
                                                                            ----  ----------
constituting a felony.
                  8.       Termination  Without  Cause.  The Company may terminate  the  employment of the
                           ---------------------------
Employee  hereunder at any time without "cause" (such termination being hereinafter  called a "Termination
Without  Cause")  by  giving  the  Employee  notice of such  termination,  upon the  giving of which  such termination will take effect not later than 30 days from the date such notice is given.
                  9.       Voluntary  Termination.  Any  termination  of the  employment  of the  Employee
                           ----------------------
hereunder,  otherwise  than as a result of death or  Disability,  a Termination  For Cause,  a Termination
Without  Cause or a  termination  for Good  Reason (as  defined  below)  following a Change in Control (as defined below),  will be deemed to be a "Voluntary  Termination." A Voluntary  Termination  will be deemed to be effective immediately upon such termination.
                  10.      Effect of Termination of Employment.
                           -----------------------------------
                  (a)      Voluntary  Termination;  Termination  For Cause.  Upon the  termination  of the
                           -----------------------------------------------
Employee's  employment  hereunder pursuant to a Voluntary  Termination or a Termination For Cause, neither the Employee nor the  Employee's  beneficiaries  or estate will have any further  rights or claims against the Company  under this  Agreement  except the right to receive (i) the unpaid  portion of the base salary provided  for in  Section  5(a)  hereof,  computed  on a pro rata basis to the date of  termination,  (ii)
payment of his accrued  but unpaid  rights in  accordance  with the terms of any  incentive  compensation, stock option,  retirement,  employee welfare or other employee benefit plans or programs of the Company in which the  Employee is then  participating  in  accordance  with  Sections  5(b) and 5(c) hereof and (iii)
reimbursement  for any expenses for which the  Employee  shall not have  theretofore  been  reimbursed  as provided in Section 5(d) hereof.
                  (b)      Termination  Without Cause.  Upon the termination of the Employee's  employment
                           --------------------------
as a Termination  Without  Cause,  neither the Employee nor the  Employee's  beneficiaries  or estate will have any further  rights or claims  against the Company under this  Agreement  except the right to receive
(i) the payments and other rights  provided for in Section 10(a) hereof,  (ii)  severance  payments in the form of  semi-monthly  payment  of the  Employee's  base  salary (as in effect  immediately  prior to such termination)  and of the Pro-Rata Bonus Amount (as defined below) for a period of 12 months  following the effective date of such termination,  and (iii)  continuation of the medical benefits coverage to which the
Employee is entitled  under  Section 5(c) hereof over the 12 month  period  provided in clause (ii) above, with  such  coverage  to be  provided  at the same  level and  subject  to the same  terms and  conditions
(including,  without  limitation,  any applicable  co-pay  obligations of the Employee,  but excluding any applicable tax  consequences  for the Employee) as in effect from time to time for officers of the Company generally.  For the purposes of this  Agreement,  "Pro-Rata  Bonus  Amount"  shall mean  one-twenty-fourth
(1/24th) of the greater of (a) the most recent  annual cash bonus paid to the  Employee  prior to the date of his  termination,  or (b) the average of the three most recent annual cash bonuses paid to the Employee prior to the date of his  termination.  The rights of the  Employee  and the  obligations  of the  Company under this  Section  10(b) shall remain in full force and effect  notwithstanding  the  expiration  of the
Employment Period, whether by failure of the Compensation Committee to extend such period or otherwise.
                  (c)      Death  and  Disability.  Upon  the  termination  of the  Employee's  employment
                           ----------------------
hereunder as a result of death or  Disability,  neither the Employee nor the Employee's  beneficiaries  or estate will have any further rights or claims  against the Company under this  Agreement  except the right to receive (i) the  payments  and other  rights  provided  for in Section  10(a)  hereof,  (ii) a lump-sum payment,  within 15 days after the effective date of such  termination,  equal to the aggregate  amount of the Employee's base salary as in effect  immediately  prior to such termination that would be payable over a  period  of 12  months  following  the  effective  date of such  termination  and  (iii)  in the case of
Disability  only,  continuation of the medical  benefits  coverage to which the Employee is entitled under
Section 5(c) hereof over the same period with respect to which the lump-sum  payment is  calculated  under clause (ii) above,  with such  coverage to be provided at the same level and subject to the same terms and conditions  (including,  without  limitation,  any  applicable  co-pay  obligations  of the Employee,  but excluding any  applicable tax  consequences  for the Employee) as in effect from time to time for officers of the Company generally.
                  (d)      Forfeiture  of  Rights.  In  the  event  that,  subsequent  to  termination  of
                           ----------------------
employment  hereunder,  the Employee (i) breaches any of the  provisions of Section 13, 14 or 15 hereof or
(ii)  directly  or  indirectly  makes or  facilitates  the  making of any  adverse  public  statements  or disclosures  with  respect to the  business or  securities  of the  Company,  all payments and benefits to which the Employee may otherwise have been entitled  pursuant to Section  10(a),  10(b) or 11 hereof shall immediately  terminate  and be  forfeited,  and any  portion of such  amounts as may have been paid to the
Employee shall forthwith be returned to the Company.
                  11.      Change in Control Provisions.
                           ----------------------------
                  (a)      Effect of  Termination  Following  Change in Control.  In the event of a Change
                           ----------------------------------------------------
in Control  during the  Employment  Period and a  subsequent  termination  of the  Employee's  employment, either by the Company as a Termination  Without  Cause or by the Employee for Good Reason,  whether or not such  termination  is during the  Employment  Period,  the  Employee  shall be entitled to receive (i) the payments and other rights  provided in Section 10(a) hereof,  (ii) a severance  payment in the form a cash lump  sum,  paid  within  15  days  of  the  date  of  termination,  equal  to the  sum of the  Employee's semi-monthly  base salary (as in effect  immediately  prior to such  termination)  and the Pro-Rata  Bonus
Amount (as determined under Section 10(b) above)  multiplied by 48 (i.e.,  that would have been payable on a semi-monthly  basis during the 24 months  following such  termination),  but discounted to present value from the dates  such  payments  would be made if paid on a  semi-monthly  basis for such 24 month  period, based on the 100% short-term  Applicable  Federal Rate (compounded  annually) under Section 1274(d) of the
Internal  Revenue Code of 1986,  as amended  (the  "Code") as in effect at the time of payment,  and (iii)
continuation  of the medical  benefits  coverage to which the  Employee is  entitled  under  Section  5(c)
hereof for a period of 24 months  following the date of termination,  with such coverage to be provided at the same  level  and  subject  to the same  terms  and  conditions  (including,  without  limitation,  any applicable  co-pay  obligations of the Employee,  but excluding any applicable  tax  consequences  for the
Employee) as in effect from time to time for officers of the Company generally.
                  (b)      Definition of Change in Control.  For purposes of this Agreement,  a "Change in
                           -------------------------------
Control" shall be deemed to have occurred upon:
                  (i)      an  acquisition  subsequent  to the date hereof by any person,  entity or group
         (within the meaning of Section  13(d)(3) or 14(d)(2) of the  Securities  Exchange Act of 1934, as
         amended (the "Exchange Act")) (a "Person"),  of beneficial  ownership (within the meaning of Rule
         13d-3  promulgated  under the  Exchange  Act) of 30% or more of either  (A) the then  outstanding shares of common stock of the Company  ("Common  Stock") or (B) the combined  voting power of the then outstanding  voting  securities of the Company entitled to vote generally in the election of directors (the  "Outstanding  Company Voting  Securities");  excluding,  however,  the following:
         (1) any  acquisition  directly  from the  Company,  other  than an  acquisition  by virtue of the exercise of a conversion  privilege  unless the security  being so converted was itself  acquired directly  from the Company,  (2) any  acquisition  by the Company and (3) any  acquisition  by an employee benefit plan (or related trust) sponsored or maintained by the Company;
                  (ii)     a change in the  composition  of the Board  such that  during any period of two consecutive  years,  individuals  who at the beginning of such period  constitute the Board,  and any  new  director  (other  than a  director  designated  by a  person  who has  entered  into an agreement  with the Company to effect a transaction  described in clause (i),  (iii),  or (iv) of this  paragraph)  whose  election  by the  Board or  nomination  for  election  by the  Company's stockholders  was  approved  by a vote of at least  two-thirds  of the  directors  then  still in office who either were  directors at the beginning of the period or whose  election or nomination for election was  previously so approved,  cease for any reason to constitute at least a majority of the members thereof;
                  (iii) the  approval  by the  stockholders  of the  Company  of a merger,  consolidation, reorganization  or similar  corporate  transaction,  whether or not the Company is the  surviving corporation in such transaction,  in which outstanding  shares of Common Stock are converted into
         (A) shares of stock of another  company,  other than a  conversion  into shares of voting  common stock of the  successor  corporation  (or a  holding  company  thereof)  representing  80% of the voting  power  of  all  capital  stock  thereof  outstanding  immediately  after  the  merger  or consolidation  or (B) other  securities  (of either the  Company or another  company)  or cash or other property;
                  (iv)     the  approval  by  stockholders  of the  Company of the  issuance  of shares of
         Common Stock in connection  with a merger,  consolidation,  reorganization  or similar  corporate transaction  in an amount in excess of 40% of the  number of shares of Common  Stock  outstanding immediately prior to the consummation of such transaction;
                  (v)      the  approval  by the  stockholders  of the  Company  of (A) the  sale or other disposition  of all  or  substantially  all  of the  assets  of  the  Company  or (B) a  complete liquidation or dissolution of the Company; or
                  (vi)     the  adoption  by the Board of a  resolution  to the effect that any person has acquired effective control of the business and affairs of the Company.
                  (c)      Good Reason  Following  Change in  Control.  For  purposes  of this  Agreement,
                           ------------------------------------------
termination  for "Good Reason" shall mean  termination by the Employee of his employment with the Company, within six months immediately following a Change in Control, based on:
                  (i)      any  diminution  in  the  Employee's  position,   title,   responsibilities  or
         authority from those in effect immediately prior to such Change in Control; or
                  (ii)     the  breach  by the  Company  of any of its  material  obligations  under  this
         Agreement.
                  12.      Parachute Tax Indemnity
                           -----------------------
                  (a)      If it shall be determined that any amount paid,  distributed or treated as paid or  distributed by the Company to or for the  Employee's  benefit  (whether paid or payable or distributed or distributable  pursuant to the terms of this Agreement or otherwise,  but determined  without regard to any additional  payments  required under this Section 12) (a "Payment") would be subject to the excise tax imposed by Section  4999 of the Code,  or any interest or  penalties  are  incurred by the  Employee  with respect to such  excise tax (such  excise  tax,  together  with any such  interest  and  penalties,  being hereinafter  collectively  referred  to as the  "Excise  Tax"),  then the  Employee  shall be  entitled to receive  an  additional  payment  (a  "Gross-Up  Payment")  in an amount  such that  after  payment by the
Employee of all federal,  state and local taxes (including any interest or penalties  imposed with respect to such taxes),  including,  without limitation,  any income taxes (and any interest and penalties imposed with respect  thereto) and Excise Tax imposed upon the Gross-Up  Payment,  the Employee  retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon all the Payments.
                  (b)      All  determinations  required  to be made  under  this  Section  12,  including whether  and when a  Gross-Up  Payment  is  required  and the  amount  of such  Gross-Up  Payment  and the assumptions  to be utilized in arriving at such  determination,  shall be made by a nationally  recognized accounting  firm as may be  designated  by the  Employee  (the  "Accounting  Firm")  which  shall  provide detailed  supporting  calculations  both to the Company and the  Employee  within 15 business  days of the receipt of notice from the  Employee  that there has been a Payment,  or such earlier time as is requested by the  Company.  In the event  that the  Accounting  Firm is  serving as  accountant  or auditor  for the individual,  entity  or group  effecting  the  change in  control,  the  Employee  shall  appoint  another nationally  recognized  accounting firm to make the  determinations  required  hereunder (which accounting firm  shall  then be  referred  to as the  Accounting  Firm  hereunder).  All  fees  and  expenses  of the
Accounting  Firm shall be borne by the  Company.  Any Gross-Up  Payment,  as  determined  pursuant to this
Section  12,  shall  be paid by the  Company  to the  Employee  within  five  days of the  receipt  of the
Accounting  Firm's  determination.  Any  determination  by the  Accounting  Firm shall be binding upon the
Company and the Employee.  As a result of the  uncertainty in the  application of Section 4999 of the Code at the time of the initial  determination  by the Accounting Firm hereunder,  it is possible that Gross-Up
Payments which will not have been made by the Company should have been made  ("Underpayment"),  consistent with the  calculations  required  to be made  hereunder.  In the  event  that  the  Company  exhausts  its remedies  pursuant to this  Section 12 and the  Employee  thereafter  is required to make a payment of any
Excise Tax, the Accounting Firm shall determine the amount of the  Underpayment  that has occurred and any such Underpayment shall be promptly paid by the Company to or for the Employee's benefit.

                  (c)      The  Employee  shall notify the Company in writing of any claim by the Internal
Revenue  Service that, if  successful,  would require the payment by the Company of the Gross-Up  Payment.
Such  notification  shall be given as soon as  practicable  but no later then ten business  days after the
Employee is  informed  in writing of such claim and shall  apprise the Company of the nature of such claim and the date on which such claim is  requested  to be paid.  The  Employee  shall not pay such claim prior to the  expiration  of the 30-day  period  following the date on which it gives such notice to the Company
(or such  shorter  period  ending on the date that any  payment  of taxes  with  respect  to such claim is due).  If the Company  notifies the  Employee in writing  prior to the  expiration  of such period that it desires to contest such claim, the Employee shall:
(i)      give the Company any information reasonably requested by the Company relating to such claim,
(ii)     take such  action in  connection  with  contesting  such claim as the  Company  shall  reasonably request in writing from time to time,  including,  without  limitation,  accepting legal  representation with respect to such claim by an attorney reasonably selected by the Company,
(iii)    cooperate with the Company in good faith in order to effectively  contest such claim, and
(iv)     permit the Company to participate in any proceeding  relating to such claim;  provided,  however,
                                                                                       --------   -------
  that the Company shall bear and pay directly all costs and expenses  (including  additional interest and penalties)  incurred  in  connection  with  such  contest  and  shall  indemnify  and hold the  Employee harmless,  on an after-tax  basis,  from any Excise Tax or income tax (including  interest and penalties with  respect  thereto)  imposed as a result of such  representation  and payment of costs and  expense.
  Without  limitation  on the  foregoing  provisions  of this  Section 12, the Company  shall  control all proceedings  taken in  connection  with such contest  and, at its sole option,  may pursue or forego any and all  administrative  appeals,  proceedings,  hearings and conferences  with the taxing  authority in respect of such claim and may, at its sole  option,  either  direct the  Employee to pay the tax claimed and sue for a refund  or  contest  the  claim in any  permissible  manner,  and the  Employee  agrees to prosecute such contest to a  determination  before any  administrative  tribunal,  in a court of initial jurisdiction and in one or more appellate  courts,  as the Company shall determine;  provided,  however,
                                                                                       --------   -------
  that if the Company  directs  the  Employee  to pay such claim and sue for a refund,  the Company  shall advance the amount of such payment to the Employee,  on an interest-free  basis, and shall indemnify and hold the  Employee  harmless,  on an  after-tax  basis,  from any Excise  Tax or income  tax  (including interest or  penalties  with  respect  thereto)  imposed with respect to such advance or with respect to any  imputed  income with  respect to such  advance;  and further  provided  that any  extension  of the statute of  limitations  relating to payment of taxes for the  Employee's  taxable  year with respect to which  such  contested  amount  is  claimed  to be due is  limited  solely  to  such  contested  amount.
  Furthermore,  the  Company's  control of the contest  shall be limited to issues with respect to which a
  Gross-Up  Payment would be payable  hereunder  and the Employee  shall be entitled to settle or contest, as the case may be,  any other  issue  raised  by the  Internal  Revenue  Service  or any  other  taxing authority.
                  (d)      If, after the Employee's  receipt of an amount advanced by the Company pursuant to this Section 12, the Employee  becomes  entitled to receive any refund with respect to such claim,  the
Employee shall  (subject to the Company's  complying  with the  requirements  of this Section 12) promptly pay to the Company the amount of such refund  (together  with any interest paid or credited  thereon after taxes  applicable  thereto).  If,  after the  Employee's  receipt  of an amount  advanced  by the  Company pursuant  to this  Section  12, a  determination  is made that the  Employee  shall not be entitled to any refund with  respect to such claim and the Company  does not notify the  Employee in writing of its intent to contest such denial of refund prior to the  expiration of 30 days after such  determination,  then such advance  shall be forgiven  and shall not be required  to be repaid and the amount of such  advance  shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.
                  (e)      The  foregoing  provisions  of this Section 12 are  intended to  supersede  the provisions of Section 7(d) of the Company's 1991 Stock Option Plan as applied to the Employee.
                  13.      Disclosure of  Information.  The Employee will not, at any time during or after
                           --------------------------
the Employment  Period,  disclose to any person,  firm,  corporation or other business  entity,  except as required by law, any non-public information concerning the business,  products,  clients or affairs of the
Company  or any  subsidiary  or  affiliate  thereof  for any reason or  purpose  whatsoever,  nor will the
Employee make use of any of such non-public  information  for personal  purposes or for the benefit of any person,  firm,  corporation  or other  business  entity except the Company or any  subsidiary or affiliate thereof.
                  14.      Restrictive  Covenant.  (a) The Employee  hereby  acknowledges  and  recognizes
                           ---------------------
that,  during  the  Employment  Period,  the  Employee  will be privy to trade  secrets  and  confidential proprietary  information  critical to the Company's  business and the Employee  further  acknowledges  and recognizes  that the Company would find it extremely  difficult or impossible to replace the Employee and, accordingly,  the Employee  agrees that, in  consideration  of the benefits to be received by the Employee hereunder,  the  Employee  will not,  from and after the date hereof  until the first  anniversary  of the termination of the  Employment  Period (or six months after the  termination  of the Employment  Period if such  termination  is as a result of a  termination  for Good Reason  following a Change in Control),  (i)
directly or indirectly engage in the development,  production,  marketing or sale of products that compete
(or, upon  commercialization,  would  compete)  with  products of the Company being  developed (so long as such  development  has not been  abandoned),  marketed or sold at the time of the  Employee's  termination
(such  business or activity  being  hereinafter  called a "Competing  Business")  whether such  engagement shall be as an  officer,  director,  owner,  employee,  partner,  affiliate  or other  participant  in any
Competing  Business,  (ii) assist others in engaging in any Competing  Business in the manner described in the  foregoing  clause (i), or (iii) induce other  employees of the Company or any  subsidiary  thereof to terminate  their  employment  with the  Company  or any  subsidiary  thereof  or engage  in any  Competing
Business.  Notwithstanding  the foregoing,  the term  "Competing  Business" shall not include any business or activity that was not conducted by the Company prior to the effective date of a Change in Control.
                  (b)      The Employee understands that the foregoing  restrictions may limit the ability of the  Employee  to  earn a  livelihood  in a  business  similar  to the  business  of the  Company,  but nevertheless  believes that the Employee has received and will receive sufficient  consideration and other benefits,  as  an  employee  of  the  Company  and  as  otherwise  provided  hereunder,  to  justify  such restrictions which, in any event (given the education,  skills and ability of the Employee),  the Employee believes would not prevent the Employee from earning a living.
                  15.      Company Right to  Inventions.  The Employee will promptly  disclose,  grant and
                           ----------------------------
assign to the  Company,  for its sole use and benefit,  any and all  inventions,  improvements,  technical information  and  suggestions  relating in any way to the  business of the Company  which the Employee may develop or acquire  during the Employment  Period  (whether or not during usual working  hours),  together with all patent  applications,  letters  patent,  copyrights and reissues  thereof that may at any time be granted for or upon any such invention, improvement or technical information.  In connection therewith:
                  (i)      the  Employee  shall,  without  charge,  but at  the  expense  of the  Company,
         promptly  at  all  times   hereafter   execute  and  deliver  such   applications,   assignments,
         descriptions  and other  instruments  as may be necessary or proper in the opinion of the Company to vest title to any such inventions,  improvements,  technical information, patent applications, patents,  copyrights  or reissues  thereof in the Company and to enable it to obtain and maintain the entire right and title thereto throughout the world; and
                  (ii)     the  Employee  shall  render  to the  Company,  at  its  expense  (including  a reasonable  payment for the time  involved in case the Employee is not then in its  employ),  all such  assistance  as it  may  require  in the  prosecution  of  applications  for  said  patents, copyrights or reissues  thereof,  in the  prosecution  or defense of  interferences  which may be declared  involving any said  applications,  patents or copyrights and in any litigation in which the Company may be involved relating to any such patents,  inventions,  improvements or technical information.
                  16.      Enforcement.  It is the  desire  and  intent  of the  parties  hereto  that the
                           -----------
provisions of this Agreement be enforceable  to the fullest extent  permissible  under the laws and public policies applied in each  jurisdiction in which enforcement is sought.  Accordingly,  to the extent that a restriction  contained  in  this  Agreement  is  more  restrictive  than  permitted  by  the  laws  of any jurisdiction  where  this  Agreement  may be  subject  to  review  and  interpretation,  the terms of such restriction,  for the purpose only of the operation of such restriction in such jurisdiction,  will be the maximum  restriction  allowed by the laws of such jurisdiction and such restriction will be deemed to have been revised accordingly herein.

                  17.      Remedies;  Survival.  (a) The Employee  acknowledges  and understands  that the
                           -------------------
provisions of the covenants  contained in Sections 13, 14 and 15 hereof,  the violation of which cannot be accurately  compensated for in damages by an action at law, are of crucial importance to the Company,  and that the  breach  or  threatened  breach of the  provisions  of this  Agreement  would  cause the  Company irreparable  harm.  In the event of a breach or  threatened  breach by the Employee of the  provisions  of
Section 13, 14 or 15 hereof,  the Company will be entitled to an injunction  restraining the Employee from such breach.  Nothing  herein  contained  will be construed as  prohibiting  the Company from pursuing any other remedies available for any breach or threatened breach of this Agreement.
                  (b)      Notwithstanding  anything  contained  in this  Agreement to the  contrary,  the provisions  of  Sections  10(b),  13,  14,  15, 16 and 17 hereof  will  survive  the  expiration  or other termination of this Agreement until, by their terms, such provisions are no longer operative.
                  18.      Notices.  Notices  and other  communications  hereunder  will be in writing and
                           -------
will be delivered  personally or sent by air courier or first class certified or registered  mail,  return receipt requested and postage prepaid, addressed as follows:
if to the Employee:                         as specified in Annex A

and if to the Company:              MedImmune, Inc.
                                            35 West Watkins Mill Road
                                            Gaithersburg, Maryland  20878
                                            Attention:  Chief Executive Officer

with a copy to:                             Frederick W. Kanner, Esq.
                                            Dewey Ballantine LLP
                                            1301 Avenue of the Americas
                                            New York, NY 10019

All notices and other  communications  given to any party hereto in accordance with the provisions of this
Agreement  will be deemed to have been given on the date of  delivery,  if  personally  delivered;  on the business  day after the date when sent,  if sent by air courier;  and on the third  business day after the date when sent,  if sent by mail,  in each case  addressed to such party as provided in this Section 18 or in accordance with the latest unrevoked direction from such party.
                  19.      Binding  Agreement;  Benefit.  The provisions of this Agreement will be binding
                           ----------------------------
upon,  and will inure to the benefit of, the respective  heirs,  legal  representatives  and successors of the parties hereto.
                  20.      Governing  Law. This  Agreement will be governed by, and construed and enforced
                           --------------
in accordance with, the laws of the State of Maryland.
                  21.      Waiver of Breach.  The waiver by either  party of a breach of any  provision of
                           ----------------
this  Agreement  by the other party must be in writing and will not operate or be construed as a waiver of any subsequent breach by such other party.

                  22.      Entire Agreement;  Amendments.  This Agreement (including Annex A) contains the
                           -----------------------------
entire  agreement  between the parties with respect to the subject  matter hereof and supersedes all prior agreements or  understandings  among the parties with respect thereto.  This Agreement may be amended only by an agreement in writing signed by the parties hereto.
                  23.      Headings.  The section  headings  contained in this Agreement are for reference
                           ---------
purposes only and will not affect in any way the meaning or interpretation of this Agreement.
                  24.      Severability.   Any  provision  of  this   Agreement   that  is  prohibited  or
                           ------------
unenforceable  in any  jurisdiction  will, as to such  jurisdiction,  be ineffective to the extent of such prohibition  or  unenforceability  without  invalidating  the remaining  provisions  hereof,  and any such prohibition or  unenforceability  in any  jurisdiction  will not invalidate or render  unenforceable  such provision in any other jurisdiction.
                  25.      Assignment.  This  Agreement  is personal in its nature and the parties  hereto
                           ----------
shall  not,  without  the  consent  of the  other,  assign or  transfer  this  Agreement  or any rights or obligations hereunder; provided, that the provisions hereof (including,  without limitation,  Sections 13,
14 and 15) will inure to the benefit of, and be binding upon,  each  successor of the Company,  whether by merger, consolidation, transfer of all or substantially all of its assets or otherwise.

                  IN WITNESS  WHEREOF,  the parties have duly executed this Agreement as of the date first above written.

         EMPLOYEE                           MEDIMMUNE, INC.

         /s/:  Edward M. Connor, M.D.                By: /s/:  David M. Mott
         ----------------------------                   --------------------

         Edward M. Connor, M.D.                      David M. Mott